Exhibit 10.9

Amendment 3 to Exclusive License Agreement between

Checkpoint Therapeutics, Inc. and Dana-Farber Cancer Institute, Inc.

This third amendment (“Amendment 3”), made effective as of October 24, 2016 (“Amendment 3 Effective Date”), is between the Dana-Farber Cancer Institute, Inc., a Massachusetts non-profit organization having offices at 450 Brookline Avenue, Boston, MA 02215 (“DFCI”), and Checkpoint Therapeutics, Inc., a Delaware corporation with offices at 2 Gansevoort Street | 9th Floor, New York NY 10014 (“CTI”), collectively the “Parties” with reference to the following:

WHEREAS, DFCI and CTI entered into an Exclusive License Agreement made effective as of March 2, 2015 and amended as of October 5, 2015 (Amendment 1) and April 12, 2016 (Amendment 2) (all three collectively, “Agreement”) covering intellectual property developed in the laboratory of Dr. Wayne Marasco at DFCI with respect to PD-L1, GITR and CAIX antibodies;

WHEREAS, the Parties wish to include the title of the patent application referenced and to name the corresponding provisional patent applications;

WHEREAS, the Parties hereto agree that this Amendment 3 is hereby made an integral part of the Agreement, incorporated therein by this reference;

NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

Exhibit A of Amendment 2 is hereby amended to read in full, as indented below:

EXHIBIT A

DFCI Invention #C2195 entitled “Isolation of new Human Anti-GITR monoclonal antibodies by phage display”:

The Marasco lab used the extensively validated Mehta I/II human antibody-phage display libraries to pan against human GITR for the purpose of isolating new human anti-GITR mAbs., and has identified circa 40 antibodies that bind to GITR. Their DNA and amino acid sequences have been determined, as well as their relative affinities.

The title of the corresponding patent applications filed is “GLUCOCORTICOID-INDUCED TUMOR NECROSIS FACTOR RECEPTOR (GITR) ANTIBODIES AND METHODS OF USE THEREOF.” The licensed patent rights include provisional application serial number 62/365,712, filed July 22, 2016 (DFCI-0141/PO1US; 322270-2613) and provisional application serial number 62/375,634, filed August 16, 2016 (DFCI-0141/PO2US; 322270-2621) and any convention date filings and subsequent domestic or foreign counterparts thereof claiming the benefit of their respective priority dates.

Except as amended above, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment 3 to be duly executed by their respective authorized representatives.

Dana-Farber Cancer Institute, Inc.		Checkpoint Therapeutics, Inc.

By:	/s/ Gary M. Sclar	By:	/s/ James Oliviero

Name:	Gary M. Sclar, JD	Name:	James Oliviero

Title:	Vice President, Dana-Farber Innovations	Title:	President and CEO

Date:	10/24/16	Date:	11/3/2016

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